SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2002

Integrated Device Technology, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-12695	94-2669985
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2975 StenderWay

Santa Clara, California 95054

(Address of Principal Executive Offices)

(408) 727-6116

(Registrant’s telephone number, including area code)

ITEM 9.  REGULATION FD DISCLOSURE

                On August 14, 2002, the Registrant filed its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002 (the “Form 10-Q”) with the Securities and Exchange Commission.  Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the following certifications are being made to accompany the Form 10-Q:

Certification of Chief Executive Officer

                I, Jerry G. Taylor, Chief Executive Officer of Integrated Device Technology, Inc. (the “Company”), pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify to my knowledge that:

        (i)            the Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2002 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

        (ii)           the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 14, 2002	/s/ Jerry G. Taylor
Jerry G. Taylor
Chief Executive Officer

The foregoing certification is being furnished solely to accompany the Report pursuant to 18 U.S.C. § 1350, and is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Certification of Chief Financial Officer

                I, Alan F. Krock, Chief Financial Officer of Integrated Device Technology, Inc. (the “Company”), pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify to my knowledge that:

        (i)            the Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2002 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

        (ii)           the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 14, 2002	/s/ Alan F. Krock
Alan F. Krock
Chief Financial Officer

The foregoing certification is being furnished solely to accompany the Report pursuant to 18 U.S.C. § 1350, and is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 14, 2002	INTEGRATED DEVICE TECHNOLOGY, INC.

By:	/s/ Alan F. Krock
Alan F. Krock
Chief Financial Officer